                                 EXHIBIT 99.1
                                     PROXY

                      SHEFFIELD EXPLORATION COMPANY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JUNE 3, 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1 BELOW.

As evidenced by the signature(s) on the reverse side hereof, the undersigned hereby appoints J. Samuel Butler and David L. Milanesi, and any one of them, as Proxies, each with full power of substitution, to represent and vote all shares of the Common Stock of Sheffield Exploration Company, Inc. ("Sheffield") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Sheffield to be held at the Forum Room, Norwest Bank Building, 1740 Broadway, Denver, Colorado, on June 3, 1996, at 10:00 A.M., and at any adjournments thereof, with all power the undersigned would possess if personally present.

   ITEM 1-- APPROVAL OF THE RESTATED AGREEMENT AND PLAN OF MERGER BETWEEN SHEFFIELD AND TRANSMONTAIGNE OIL COMPANY AS MORE FULLY SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

               FOR               AGAINST             ABSTAIN
               [ ]                 [ ]                 [ ]

   ITEM 2-- ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE
            MEETING.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND IN THE DISCRETION OF THE WITHIN NAMED PROXIES WITH RESPECT TO OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated May 13, 1996


                     -------------------------------------
                        Signature(s) of Stockholder(s)


                     -------------------------------------
                        Signature(s) of Stockholder(s)

When signing as attorney, executor, administrator, trustee, or guardian, or in other representative capacities, please give your full title as such. A Proxy for shares held in joint ownership should be signed by EACH owner. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE, MARK ANY ADDRESS CORRECTION, DATE, AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.